SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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THE MEXICO FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE MEXICO FUND, INC.

1900 K Street, N.W., Washington, DC 20006

Notice of Annual Meeting of Stockholders

January 13, 2014

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of The Mexico Fund, Inc., a Maryland corporation (the “Fund”), will be held in the John Jacob Boardroom on the Mezzanine Level of the St. Regis Hotel, located at 1919 Briar Oaks Lane, Houston, Texas 77027, on March 20, 2014 at 9:30 am CST for the following purposes:

(1)	To approve a new Investment Advisory Agreement for the Fund (Proposal 1);

(2)	To elect two Directors to serve as Class III Directors for three year terms and until their successors are duly elected and qualify (Proposal 2); and

(3)	To transact such other business that may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed January 6, 2014 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

You are cordially invited to attend the Meeting. All stockholders are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose, or authorize the proxy vote by telephone or internet pursuant to instructions on the enclosed proxy card. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

By Order of the Board of Directors,

Samuel García-Cuéllar

Secretary

New York, New York

Dated: January 13, 2014

PLEASE RESPOND—YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE MANNER PROVIDED OR, AUTHORIZE THE PROXY VOTE BY TELEPHONE OR INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IT IS IMPORTANT THAT YOU RETURN YOUR PROXY AS SOON AS POSSIBLE TO ASSURE THAT YOUR PROXY WILL BE VOTED AND TO AVOID ANY ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION. FOR MORE INFORMATION, PLEASE CALL 866-620-9554 FROM WITHIN THE UNITED STATES, OR +1-212-400-2605 FROM OUTSIDE THE UNITED STATES.

PROXY STATEMENT

THE MEXICO FUND, INC.

1900 K Street, N.W.

Washington, DC 20006

Annual Meeting of Stockholders

March 20, 2014

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (“Board”) of The Mexico Fund, Inc., a Maryland corporation (the “Fund”), to be exercised at the Annual Meeting of Stockholders of the Fund (the “Meeting”) to be held in the John Jacob Boardroom on the Mezzanine Level of the St. Regis Hotel, located at 1919 Briar Oaks Lane, Houston, Texas 77027, at 9:30 am CST and at any adjournment or postponement thereof. The approximate mailing date of this Proxy Statement is January 15, 2014 or as soon as practicable thereafter.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card with respect to Proposals 1 and 2, a properly executed proxy will be voted FOR Proposals 1 and 2. The appointed proxy holders will vote in their discretion on any other business that may properly come before the meeting or any adjournment or postponements thereof. Any stockholder giving a proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior proxy), and also the right to revoke the proxy at any time prior to its exercise by submitting a properly executed, subsequently dated proxy, received by the Fund addressed to American Stock Transfer and Trust Company, LLC. at 6201 15th Avenue Brooklyn, NY 11219, Attn: Proxy Department. Stockholders may vote using the enclosed proxy card along with the enclosed postage-paid envelope. Stockholders may also authorize proxy voting by telephone or internet. To authorize proxy voting by telephone or internet, stockholders should follow the instructions contained on their proxy card.

The presence at the Meeting in person or by proxy of the stockholders entitled to cast a majority of all votes entitled to be cast at the Meeting is necessary to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present.

Approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which means the vote of 67% or more of the shares of the Fund that are present at the Meeting, if the holders of more than 50% of such outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund’s outstanding shares, whichever is less. An abstention as to Proposal 1 will be treated as present and will have the effect of a vote “Against” Proposal 1. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on the proposal will be voted “Against” Proposal 1.

Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the shares of common stock outstanding and entitled to vote provided a quorum is present. An abstention as to Proposal 2 will be treated as present and will have the effect of a vote “Against” Proposal 2. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on the proposal will be voted “For” Proposal 2.

In the event that the necessary quorum to transact business at the Meeting is not obtained, the chairman of the meeting or the stockholders may adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. If a quorum is present at the

Meeting but sufficient votes to approve any of the Proposals are not received, the chairman of the meeting may adjourn the meeting, or may permit the persons named as proxies to propose one or more adjournments of the Meeting to permit further solicitation of proxies. If submitted to stockholders, any such adjournment will require the affirmative vote of holders of a majority of those shares represented at the Meeting in person or by proxy (or a majority of votes cast if a quorum is present). The persons named as proxies will vote those proxies which they are entitled to vote FOR any Proposal in favor of such an adjournment, and will vote those proxies marked WITHHOLD on any such a Proposal “Against” such adjournment. For purposes of votes with respect to adjournment, broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

If a motion for adjournment is not approved, the voting on that Proposal will be completed at the Meeting. A stockholder vote may be taken on a Proposal prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

Only stockholders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a stockholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our stockholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The Board has fixed January 6, 2014 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof. Stockholders on the record date will be entitled to one vote for each share held. As of December 31, 2013, the Fund had outstanding 14,298,699 shares of common stock, par value $1.00 per share. Based on filings made with the U.S. Securities and Exchange Commission (“SEC”), below are persons known to the Fund to be the beneficial owner of more than five percent (5%) of the Fund’s shares.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	First Trust Portfolios L.P. First Trust Advisors L.P. and The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	987,411	**	6.95	%**

**	First Trust Portfolios L.P., First Trust Advisors L.P. and the Charger Corporation made the joint filing upon which this information is based on January 13, 2014. Percent of class is based on the number of shares outstanding as of January 13, 2014.

The Board knows of no other business that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their discretion.

The Fund will furnish, without charge, a copy of the Fund’s annual report for its fiscal year ended October 31, 2013, and any more recent reports, to any Fund stockholder upon request. To request a copy, please visit the Fund’s web site at www.themexicofund.com or contact AST Fund Solutions at 110 Wall Street, 5th Floor, New York, NY 10005, or by telephone from within the United States at 866-620-9554, or from outside the United States at +1-212-681-9600.

PROPOSAL 1: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT

Overview

Following meetings of the Contract Review Committee (“Committee”) of the Board held on November 20, 2013 and December 3, 2013 and a meeting of the Board held on December 3, 2013, the Committee recommended and the Board determined that it is in the best interests of Fund stockholders to approve a new investment advisory agreement (the “Proposed Agreement”) which implements a new incentive performance based fee structure. Under the terms of the Proposed Agreement as discussed further below, the breakpoints in the current advisory fee would be modified, and an incentive performance fee would also be assessed based on the performance of the Fund in comparison to a broad based benchmark of securities market performance. The Board recommends that stockholders of the Fund approve the Proposed Agreement.

In considering whether to approve the Proposed Agreement, stockholders should note that:

•

The proposed initial advisory fee of 1.00% on the first $200 million of average daily net assets and 0.90% on the excess of average daily net assets above $200 million up to $400 million are the same as in the Current Advisory Agreement (defined below). As of October 31, 2013, the Fund’s net asset value was $398,517,498;

•

The breakpoints in the current advisory fee would be modified so that the Fund would pay the Adviser 0.80% of the average daily value of the Fund’s net assets on assets in excess of $400 million, 0.70% on the excess of average daily net assets above $600 million up to $800 million and 0.60% on average daily net assets above $800 million, which would represent an increase in the advisory fee when Fund assets are above $400 million (currently, the Fund pays the Adviser 0.60% of the average daily value of the Fund’s net assets on assets in excess of $400 million); and

•

In addition, an incentive fee would be assessed for performance above the Morgan Stanley Capital International Mexico Index (“MSCI Mexico Index”), subject to a cap of 20 basis points (0.20%). Likewise, the advisory fee would be reduced for performance below the MSCI Mexico Index, subject to a reduction of no greater than 20 basis points (0.20%).

The Fund’s Current Investment Advisory Agreement

Impulsora del Fondo Mexico, S.C. (the “Adviser”) serves as the investment adviser of the Fund pursuant to an investment advisory agreement (the “Current Agreement”). The Current Agreement was initially approved by the Board for a term of two years and has been approved annually thereafter in accordance with the terms of the Investment Company Act of 1940, as amended (the “1940 Act”). The Current Agreement was last approved by the Directors, including a majority of the Directors who are not “interested persons” of the Fund or any party to the Current Agreement (“Independent Directors”), on March 13, 2013, and was last approved by stockholders on April 3, 2003 at a meeting called for that purpose.

Under the Current Agreement, the Adviser, subject to the control of the Board and in accordance with the objective, policies and principles of the Fund set forth in the Fund’s registration statement and the requirements of the 1940 Act and other applicable law, manages the affairs of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions on behalf of the Fund, to make available to the Fund any necessary research and statistical data in connection therewith, and to supervise the acquisition and disposition of investment for the Fund, including the selection of the brokers or dealers to carry out portfolio transactions for the Fund. For its services, the Adviser is compensated by the Fund at the following annual rates: 1.00% on the first $200 million of average daily net assets; 0.90% on the excess of average daily net assets above $200 million up to $400 million; and 0.60% on average daily net assets in excess of $400 million.

Under the Current Agreement, the Adviser bears all expenses incurred by it in connection with its duties and activities, and also pays all salaries, fees, and expenses of the Fund’s Directors and officers who are employees, officers or directors of the Adviser, except for those expenses incurred in connection with Fund Board or stockholder meetings which are reimbursed by the Fund under the Fund’s Reimbursement Policy. The Fund bears all of its other expenses including: fees and expenses of the Fund’s Directors who are not employees, officers of directors of the Adviser; interest expense; taxes and governmental fees; brokerage commissions and other expense incurred in acquiring or disposing of the Fund’s portfolio securities; expenses of preparing stock certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund’s shares for sale with the SEC and in various state and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent cost; expenses of obtaining and maintaining stock exchange listings of the Fund’s shares; and the expenses of stockholders’ meetings and of the preparation and distribution of reports to stockholders. The Current Agreement continues in effect for an initial two year period and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act. The Current Agreement may be terminated at any time by the Fund, without payment of any penalty, upon vote a majority of the Fund’s Board or a majority of outstanding voting securities of the Fund, or by the Adviser, on sixty (60) days’ written notice to the other party. The Current Agreement will terminate automatically in the event of its assignment.

The Adviser also provides administrative services to the Fund pursuant to an Amended and Restated Fund Services Agreement (the “Fund Services Agreement”) which was amended and restated as of December 6, 2011, including assisting the Fund with preparation of financial statements and regulatory filings, calculation of the Fund’s net asset value, repurchase offer services, and maintenance of the Fund’s web site. For these services, the Adviser is paid an annual rate of 0.11% of average daily net assets on assets under management up to $600 million, and at an annual rate of 0.09% of average daily net assets on assets under management above $600 million. The fee paid to the Adviser under the Fund Services Agreement may not be lower than the annual amount of $450,000.

The Proposed Investment Advisory Agreement

Under the terms of the Proposed Agreement, attached hereto as Exhibit A, the Adviser will serve as investment adviser to the Fund and, subject to the supervision of the Board and in accordance with the objective, policies and principles of the Fund set forth in the Fund’s registration statement and the requirements of the 1940 Act and other applicable law, will continue to manage the affairs of the Fund in a manner that is substantially identical to the investment program provided under the Current Agreement. Except with respect to the advisory fee payable thereunder as discussed further below, the terms of the Proposed Agreement are substantially similar to those of the Current Agreement. It is not anticipated that the Proposed Agreement would effect any substantive change to the current investment management program implemented with respect to the Fund. In addition, administrative services for the Fund that are provided by the Adviser under the Fund Services Agreement, and the fee that is paid by the Fund under the Fund Services Agreement, would remain unchanged.

If approved by shareholders of the Fund, the Proposed Agreement would continue in effect, unless sooner terminated in accordance with its terms, for an initial term of up to two years. The Proposed Agreement would continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such renewal, and by either the Board or the affirmative vote of a majority of the outstanding shares of the Fund (determined in accordance with applicable law). The Proposed Agreement also provides that it will terminate automatically if assigned and may be terminated without penalty by the Board, by vote of a majority of the Fund’s outstanding shares, or by the Adviser, upon 60 days’ written notice to the Fund.

The foregoing discussion is qualified in its entirety by reference to the form of agreement attached as Exhibit A.

Description of the New Fee Structure

Under the Proposed Agreement, the Adviser would receive an advisory fee, paid monthly, from the Fund that is composed of two components. The first component would be that the Fund would pay the Adviser an advisory fee at the following annual rates: 1.00% on the first $200 million of average daily net assets; 0.90% on the excess of average daily net assets above $200 million up to $400 million; 0.80% on the excess of average daily net assets above $400 million up to $600 million; 0.70% on the excess of average daily net assets above $600 million up to $800 million; and 0.60% on average daily net assets above $800 million (the “Proposed Base Fee”). The Proposed Base Fee would represent an increase in the advisory fee when Fund assets are above $400 million, as currently, the Fund pays the Adviser 0.60% of the average daily value of the Fund’s net assets on assets in excess of $400 million.

The second component is a performance adjustment that either increases or decreases the Proposed Base Fee, depending on how the Fund performed relative to the MSCI Mexico Index over a trailing 12-month period. The performance adjustment factor is applied each day a daily fee is calculated; it is applied to the average net assets of the Fund over the trailing 12-month period. The resulting dollar figure will be added to or subtracted from the Proposed Base Fee depending on whether the Fund experienced better or worse performance than the MSCI Mexico Index.

The MSCI Mexico Index is the market index that would be used to compare Fund performance to market performance. The MSCI Mexico Index is designed to measure the performance of the large and mid capitalization segments of the publicly-traded Mexican equity market. It covers 29 companies and approximately 85% of the free float-adjusted market capitalization in Mexico’s equity market. As of November 29, 2013, the major sector allocations of the MSCI Mexico Index included 25.72% of consumer staples, 20.31% of telecommunication services, 17.06% of financials and 16.82% of materials, which together comprise approximately 80% of the MSCI Mexico Index. The MSCI Mexico Index is reviewed quarterly.

It is anticipated that, if Proposal 1 is approved by stockholders, performance adjustments would begin on or about April 1, 2015 based upon the Fund’s performance during the 12 months ending March 31, 2015. Prior to that date, the Fund will pay the Proposed Base Fee to the Adviser. The advisory fee will be prorated in any month for which the Proposed Agreement is not in effect for the entire month.

The illustration below demonstrates how the performance adjustment may affect the Adviser’s fee. The Adviser would receive the Proposed Base Fee if the Fund’s investment performance matches the investment record of the MSCI Mexico Index over the prior 12-month period. If the investment performance of the Fund exceeds the investment record of the MSCI Mexico Index by 2 percentage points or more, the performance adjustment would increase the Proposed Base Fee paid to the Adviser by 0.025% for every percentage point of outperformance. If the investment performance of the Fund trails the investment record of the MSCI Mexico Index by 2 percentage points or more, the performance adjustment would decrease the Proposed Base Fee paid to the Adviser by 0.025% for every percentage point of underperformance. The maximum amount of the performance adjustment in either direction is 0.20%, if the difference between the investment performance of the Fund and the investment record of the MSCI Mexico Index is 10 percentage points or more. If the Fund’s assets were to remain constant at $400 million over a 12-month measuring period, the maximum effective advisory fee payable to the Adviser under the Proposed Agreement would be 1.150% on an annualized basis, and the minimum advisory fee payable to the Adviser under the Proposed Agreement would be 0.750% on an annualized basis.

The performance adjustment is calculated on the basis of a “rolling” 12-month measuring period, so that a fee rate calculated on the basis of investment performance over a 12-month period will apply only for the next succeeding month, and then will be subject to recalculation for the following month on the basis of the Fund’s investment performance over the prior 12-month period. By virtue of using “rolling” averages, the maximum or minimum advisory fee payable to the Adviser may differ from the maximum or minimum amount described above, particularly if the average daily net assets of the Fund do not remain constant during the rolling 12-month period.

If the Fund issues new shares when the Fund is trading at a premium, such as under its Equity Shelf Program (“ESP”), the performance adjustment will have a greater positive impact on the overall advisory fee under the Proposed Agreement, because the anti-dilutive effect of the issuance will marginally enhance the Fund’s performance over the rolling 12-month period, resulting in a higher effective fee to be paid to the Adviser. During the fiscal quarter ended October 31, 2013, the Fund sold 451,369 shares of its common stock under the ESP at an average sales price of $29.99 per share and for aggregate gross proceeds of approximately $13,538,278.36. The Fund’s aggregate net proceeds from such sales were approximately $13,369,345.20, after deducting related expenses, including commissions of approximately $135,382.78 to UBS Securities LLC as sales agent.

The following table includes examples showing the effective annualized fees that the Adviser would earn at various levels of investment performance of the Fund relative to the MSCI Mexico Index after performance adjustments have begun (if the average daily net assets of the Fund were to remain constant at $400 million):

Percentage point Difference between Investment Performance and Investment Record	Performance Adjustment from Base Fee	Effective Fee, as adjusted, on an Annualized Basis
+10	+0.200	1.150%
+9	+0.175	1.125%
+8	+0.150	1.100%
+7	+0.125	1.075%
+6	+0.100	1.050%
+5	+0.075	1.025%
+4	+0.050	1.00%
+3	+0.025	0.975%
+/-2	0.00	0.950%
-3	-0.025	0.925%
-4	-0.050	0.900%
-5	-0.075	0.875%
-6	-0.100	0.850%
-7	-0.125	0.825%
-8	-0.150	0.800%
-9	-0.175	0.775%
-10	-0.200	0.750%

The controlling factor in the calculation of the performance component of the advisory fee is not whether the Fund’s investment performance is positive or negative, but whether it exceeds or lags the investment record of the MSCI Mexico Index. Accordingly, it is possible that the Fund could pay the Adviser the maximum advisory fee, even though the Fund had negative investment performance during the rolling 12-month measuring period, if the Fund’s investment performance significantly exceeded the investment record of the MSCI Mexico Index during the measuring period. In addition, the maximum advisory fee payable under the Proposed Agreement is higher than the advisory fee payable under the Current Agreement.

The following table illustrates the annual fees and expenses under the Current Agreement, the pro forma proposed annual fees and expenses that reflect the fee arrangements under the Proposed Agreement, and examples of each. Expenses for the Fund are based on the operating expenses incurred for the fiscal year ended

October 31, 2013. Pro forma proposed fees and examples reflect estimated fees and expenses of the Fund after giving effect to the Proposed Agreement as of October 31, 2013. Pro forma numbers are estimated in good faith and are hypothetical.

	Current fees	Proposed fees
	$3,875,659	$4,687,210
	(as a percentage of net assets attributable to the common stock)(1)	(as a percentage of net assets attributable to the common stock)(1)
Annual expenses
Advisory fee(2)	0.94%	1.11%
Administrative fee	0.11%	0.11%
Interest payments on borrowed funds	0%	0%
Other Expenses	0.37%	0.38%
Total annual expenses	1.42%	1.60%

(1)	Fees payable under the Advisory Agreement and Fund Services Agreement are calculated on the basis of the Fund’s average daily net assets.

(2)	As described in detail above, under the “Proposed fees” fee schedule, the Fund would pay an advisory fee that will range from 0.75% to 1.15% of average daily net assets based upon the Fund’s performance relative to the MSCI Mexico Index. If the proposed fee structure, including the performance adjustments to the Proposed Base Fee, had entered into force 12 months prior to October 31, 2013, the advisory fee paid to the Adviser would be 1.113%.

During fiscal 2013, the Fund’s NAV return was, on average, 10.15 percentage points higher than the return of the MSCI Mexico Index. As a result, pro-forma figures are calculated for a year in which the maximum amount of positive performance adjustment would have been applied during several months. Past performance is no guarantee of future results.

Hypothetical example

An investor would directly or indirectly pay the following expenses under the Current Agreement and the Proposed Agreement on a $1,000 investment in the Fund, assuming a 5% annual return:

Current:

1 Year	3 Years	5 Years	10 Years
$14.57	$45.28	$78.20	$171.28

Proposed:

1 Year	3 Years	5 Years	10 Years
$16.39	$50.83	$87.63	$191.01

This hypothetical example assumes that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under “Annual expenses” above remain the same in the years shown. The above tables and the assumption in the hypothetical example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Shares.

The hypothetical example should not be considered a representation of future expenses or rate of return and actual Fund expenses may be greater or less than those shown.

For the fiscal year ended October 31, 2013, the Adviser received $3,875,659 in advisory fees. Had the Proposed Agreement been in place and fully operational, the advisory fee paid by the Fund to the Adviser would have been $4,609,278, representing a difference of 18.99%.

Evaluation by the Board

At a telephonic meeting of the Contract Review Committee (“Committee”) of the Board held on November 20, 2013 and an in-person meeting of the Committee held on December 3, 2013, the Committee considered and unanimously recommended to the Board that it approve the Proposed Agreement. At an in-person meeting of the Board held on December 3, 2013 at which a majority of the Directors were in attendance, including a majority of the Independent Directors, the Board, and separately a majority of the Independent Directors, taking into consideration the recommendation of the Committee, considered and unanimously approved the Proposed Agreement subject to a vote of stockholders. In determining whether it was appropriate to recommend approval by stockholders, the Board requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, advisory fee and ordinary operating expenses. The Board carefully evaluated this information, and was advised by independent legal counsel with respect to its deliberations.

In connection with its deliberations relating to the approval of the Proposed Agreement, which would represent an increase in the advisory fee when Fund assets are above $400 million, the Directors considered whether the approval of the Proposed Agreement would be in the best interests of the Fund and its stockholders based on a number of factors they believed to be relevant. The factors included, but were not limited to, the following: (1) the nature, extent and quality of services provided by the Adviser to the Fund; (2) the investment performance of the Fund; (3) the costs of the services provided, and profits to be realized by, the Adviser from its relationship with the Fund; (4) the extent to which economies of scale have been realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors; and (5) other benefits to the Adviser from its relationship with the Fund (and any corresponding benefit to the Fund). In considering the Proposed Agreement, the Board did not identify any single factor as all-important or controlling.

The Board has determined that the Proposed Agreement is in the best interests of the Fund’s stockholders, as it would enable the stockholders to obtain high quality services at a cost that is appropriate and reasonable. In addition, the Board has concluded that the Proposed Agreement would better align the interests of the Adviser and the Fund and Fund stockholders by rewarding superior performance or penalizing poor investment results when compared with an appropriate performance index. Accordingly, the Directors, including the Independent Directors, unanimously authorized the submission of the Proposed Agreement to the stockholders of the Fund for their approval on the basis of the following considerations, among others:

•

Investment Services: The Board considered the nature, extent and quality of advisory services provided by the Adviser, noting that the Board receives information at regular meetings throughout the year regarding the services rendered by the Adviser concerning the management of the Fund and the Adviser’s role in coordinating providers of other services to the Fund. The Board further noted that the Adviser provides all facilities and services necessary to analyze, execute and maintain investments consistent with the Fund’s objectives, and has done so since the Fund’s inception in 1981. The Board had available to it the qualifications, backgrounds and responsibilities of the personnel primarily responsible for the day-to-day portfolio management of the Fund and recognized that these individuals report to the Board regularly and provide a detailed report on the Fund’s performance at each regular meeting of the Board. The Board also received and considered financial information regarding the Adviser, including the Adviser’s operating results during the last three years and efforts made by the Adviser to reduce its operating expenses. The Board concluded that overall, it was satisfied with the nature, quality and extent of services that the Adviser provides to the Fund.

•

Investment Performance: At a telephonic meeting of the Committee held on November 20, 2013 and again at the in-person Committee and Board meetings on December 3, 2013, the Board received and considered information regarding Fund performance relative to the leading Mexican equity indices, including the Bolsa IPC Index (“IPC”) and the MSCI Mexico Index, as well as comparable funds. The Board noted that it had received information throughout the year at periodic intervals regarding the Fund’s performance, including with respect to the leading Mexican equity indices. The Board was provided with the performance matrix as of October 31, 2013 with periods of one year, three years and five years, and determined that the Fund had outperformed both the MSCI Mexico Index and the IPC over all indicated periods. The Board also determined that the Adviser had achieved superior investment performance compared with nearly all of the major Mexican equity mutual funds over the one year and three year periods. The Board also considered the fruitful efforts made by the Adviser to address the Fund’s stock price relative to NAV, including the Fund’s Managed Distribution Plan (“MDP”), the open market repurchase policy, and efforts to provide investors with more timely information about the Fund’s assets. Based on its review and the Adviser’s explanation, the Board concluded that the Fund’s performance has been positive and competitive.

•

Costs and Profitability: The Board concluded that the level of the advisory fee under the Proposed Agreement, including both the Proposed Base Fee and the performance adjustment, was appropriate in light of the fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Fund and the Adviser. On the basis of comparative information supplied by Strategic Insight, the Board determined that the Proposed Base Fee and overall expense ratio of the Fund (assuming payment of the Proposed Base Fee) are consistent with those of third party “peer” funds identified by Strategic Insight, which the Board had determined, following its consultation with Strategic Insight, to be the appropriate peers for the Fund for purposes of the evaluating the Proposed Agreement (the “Peer Group”). The Board noted that the Proposed Base Fee would represent an increase in the advisory fee payable under the Current Agreement when Fund assets are above $400 million; however, the Board determined that the increase was reasonable, as the aggregate of the Proposed Base Fee and the administration fee separately payable to the Adviser pursuant to the Fund Services Agreement are, at current asset levels, close to the average management fees of the Peer Group, and between the average and median management fees of the Peer Group for asset levels between $500 million and $1 billion. The Board further noted that the breakpoint structure under the Current Agreement was implemented more than twenty years ago at a time when Fund assets were growing more rapidly and the Fund was not making annual distributions under a managed distribution plan. Under current market conditions, it is not anticipated that Fund assets will grow at the same pace, particularly given the annual distribution that the Fund makes under its Managed Distribution Plan (adopted in 2008). The Board also acknowledged that the Adviser’s cost structure has increased while Fund assets, since the adoption of the existing breakpoint structure, have declined. In light of these factors, the Board concluded that the more gradual breakpoints in the Proposed Base Fee are appropriate.

The Board also determined that the Adviser’s willingness to link the level of the total advisory fee paid by investors under the Proposed Agreement to the relative investment performance achieved by management of the Fund was reasonable. First, the Board determined that the MSCI Mexico Index was appropriate, noting the Adviser’s rationale that the MSCI Mexico Index is the Mexican index that is most closely followed by investors in assessing the performance of the Mexican stock market and is most responsive to changes in the market, incorporating or eliminating issuers from the MSCI Mexico Index in a timely manner. Next, the Board noted that application of the maximum potential performance adjustment would, at current asset levels, bring the total advisory and administration fee for the Fund above the 80th percentile with respect to the Peer Group if the Fund were outperforming the MSCI Mexico Index, and bring the total advisory and administration fee for the Fund slightly above the 20th percentile with respect to the Peer Group if the Fund were underperforming the MSCI Mexico Index. The Board determined that the proposed performance adjustment and the potential increase in total advisory fees that could result from the Fund’s outperformance of the MSCI Mexico Index was appropriate in light of the potential proportional decrease of the advisory fee payable under the Proposed Agreement in the event of underperformance of the MSCI Mexico Index.

•

Economies of Scale: In evaluating the extent to which the advisory fee payable under the Proposed Agreement reflects economies of scale or will permit economies of scale to be realized in the future, the Board noted that the imposition of breakpoints as Fund assets increase, resulting in a reduction in the Proposed Base Fee at certain asset levels, would reflect potential future economies of scale. The Board noted that, as discussed above, a more gradual implementation of breakpoints is appropriate given that under current market conditions the Fund does not realize economies of scale to the same extent as when the Current Agreement, with its more aggressive breakpoint structure, was first implemented more than twenty years ago. The Board also recognized that the Adviser’s sole client is the Fund and the Adviser does not have other clients, which limits the extent to which the Adviser can realize economies of scale.

•

Other Benefits to the Adviser: The Board determined that the other benefits described by the Adviser were reasonable and fair, and were consistent with industry practice and the best interest of the Fund and its stockholders. In this regard, the Board specifically considered the benefits to the Adviser due to the fact that it also serves, and receives an additional administrative fee from, the Fund pursuant to the Fund Services Agreement. With regard to brokerage, the Board noted that some brokers provide the Adviser with research in addition to brokerage services. With regard to benefits to the Fund, the Board considered the fact that the Adviser has been able to obtain from Mexican brokerage houses, on behalf of the Fund, one of the lowest commission rates in Mexico.

Possible Restructuring of Current Ownership of Adviser

The Adviser has served as the Fund's investment adviser since the Fund’s organization in 1981. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is located at 77 Aristoteles Street, 3rd Floor, Col. Polanco, 11560 Mexico D.F., Mexico. The Adviser is a Mexican “sociedad civil” governed by the Federal Civil Code of Mexico. The President and Chief Executive Officer of the Adviser is José Luis Gómez Pimienta and the Director General Adjunto (Deputy Director) of the Adviser is Alberto Osorio. Mr. Gomez Pimienta is also a Director of the Fund. Messrs. Jose Luis Gomez Pimienta and Osorio are also officers of the Fund. As of December 31, 2013, the Adviser is owned by key employees of the Adviser, several brokerage houses, and an employee trust established for the benefit of certain employees of the Adviser (the “Trust”):

Partner	Principal Business Address
BBVA-Bancomer	Montes Urales 620, Col. Lomas de Chapultepec, 11000, Mexico City
Scotiabank	Lorenzo Boturini 202, 2nd Floor, Col. Tránsito, 06820, Mexico City
Vector	Blvd. Manuel Avila Camacho 24 14th Floor, Col. Lomas de Chapultepec, 11000, Mexico City
Inbursa	Av. De las Palmas 736, Col. Lomas de Chapultepec, 11000, Mexico City
Value	Prol. Paseo de la Reforma 1015, Torre B 10th Floor, Col. Santa Fe, 01376, Mexico City

Partner	Principal Business Address

IXE	Av. Paseo de la Reforma 505 45th Floor, Col. Cuauhtemoc, 06500, Mexico City
Monex	Av. Paseo de la Reforma 284 15th Floor, Col. Cuauhtemoc, 06500, Mexico City
HSBC	Av. Paseo de la Reforma 243 15th Floor, Col. Cuauhtemoc, 06500, Mexico City
Santander	Prol. Paseo de la Reforma 500 Mod. 205, Col. Lomas de Santa Fe, 01219, Mexico City
IFM Asesoría en Administración	Aristóteles 77 3rd Floor, Col. Chapultepec Polanco, 11560, Mexico City
Merrill Lynch	Av. Paseo de la Reforma 115 20th Floor, Col. Lomas de Chapultepec, 11000, Mexico City
Deutsche Bank	Blvd. Manuel Avila Camacho 40 17th Floor, Col. Lomas de Chapultepec, 11000, Mexico City
RBS Capital	Gustav Mahlerplein 106, P.O. Box 75270, 1070 AG, Amsterdam
Societé Generale	Sg House, 41 Tower Hill, London EC3N 4SG
José Luis Gómez Pimienta	Aristóteles 77 3rd Floor, Col. Chapultepec Polanco, 11560, Mexico City
Alberto Osorio	Aristóteles 77 3rd Floor, Col. Chapultepec Polanco, 11560, Mexico City
Employee Trust	Aristóteles 77 3rd Floor, Col. Chapultepec Polanco, 11560, Mexico City

Mr. Osorio owns directly 17.07% of the Adviser's equity interests, and the Trust owns 49.06% of the Adviser’s equity interests. The Trust votes its equity interests in the Adviser as a single block, based on voting instructions decided by a majority vote of the beneficiaries of the Trust. Individual beneficiaries of the Trust do not have voting authority as to their indirect equity interests in the Adviser.

In addition to the direct equity interests Mr. Osorio owns in the Adviser, he also owns indirectly through the Trust a 22.75% equity interest in the Adviser. As noted above, he does not have voting authority with respect to his indirect equity interest. As a result, his indirect interests have not, under the 1940 Act, required aggregation with his direct interests for purposes of determining whether he has “control” of the Adviser as that term is defined in Section 2(a)(9) of the 1940 Act. However, if Proposal 1 is approved by stockholders of the Fund, Mr. Osorio proposes to convert a portion of his indirect equity interest in the Adviser, currently 22.75% and held through the Trust, into a direct equity interest in the Adviser held directly by Mr. Osorio outside the Trust. At such time, his direct holdings of the Adviser, when aggregated, could exceed 25% of the voting securities of the Adviser. Mr. Osorio could, under the 1940 Act, be deemed to have become a control person of the Adviser by virtue of the restructuring of his holdings, notwithstanding that there will be no change in the structure or operations of the Adviser, and no change in the identity of the individuals that are responsible for providing investment management services to the Fund. A technical change in the manner in which Mr. Osorio holds his interests in the Adviser could trigger an assignment of the Current Agreement under Section 2(a)(4) of the 1940 Act, resulting in a termination of the Current Advisory Agreement by its terms. Accordingly, Mr. Osorio has indicated to the Board that if Proposal 1 is approved by stockholders, Mr. Osorio will re-align his interests in the Adviser resulting in his direct ownership of more than 25% of the Adviser’s voting securities. The proposed restructuring of Mr. Osorio’s indirect equity interest in the Adviser, if it takes place, will consummated on the final day that the Current Agreement is in effect so that the automatic termination of the Current Agreement will coincide with the expiration of the Current Agreement. If Proposal 1 is not approved by stockholders, Mr. Osorio has advised the Board he will not move forward with the restructuring of his ownership in the Adviser.

IF THE PROPOSED AGREEMENT IS APPROVED BY STOCKHOLDERS, IT IS LIKELY THAT A RE-ALIGNMENT OF OWNERSHIP INTERESTS OF THE ADVISER WILL OCCUR EFFECTIVE ON THE LAST DAY OF THE CURRENT AGREEMENT. THE PROPOSED RE-ALIGNMENT, IF EFFECTED, WILL RESULT IN A CHANGE OF CONTROL OF THE ADVISER, CAUSING AN AUTOMATIC TERMINATION OF THE CURRENT AGREEMENT. ACCORDINGLY, STOCKHOLDERS, WHEN APPROVING THE PROPOSED AGREEMENT, MAY PERMIT A CHANGE IN CONTROL OF THE ADVISER TO OCCUR. STOCKHOLDERS WILL NOT CONSIDER FOR APPROVAL A SEPARATE INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND THE ADVISER NECESSITATED BY THE CHANGE-IN-CONTROL TRANSACTION, SINCE THE TRANSACTION WILL BE TIMED TO HAVE CAUSED A TERMINATION OF THE CURRENT AGREEMENT ON ITS LAST EFFECTIVE DAY, AND A NEW AGREEMENT, APPROVED BY STOCKHOLDERS, WILL COMMENCE ON THE NEXT BUSINESS DAY.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 1. UNMARKED PROXY CARDS WILL BE SO VOTED.

PROPOSAL 2: ELECTION OF DIRECTORS

The Board of Directors of the Fund is divided into three classes of Directors, as nearly equal in number as possible, each of which serves for three years with one class being elected each year. Each year the term of office of one class will expire. The terms of office of Mr. Emilio Carrillo Gamboa and Mr. Jonathan Davis Arzac expire this year, and Mr. Carrillo Gamboa and Mr. Davis have decided to stand for re-election at this Annual Meeting. The Board of Directors, including the Directors who are not interested persons of the Fund, upon the recommendation of the Fund’s Nominating and Corporate Governance Committee which is comprised solely of Directors who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act), have nominated Mr. Carrillo Gamboa and Mr. Davis to serve as Class III Directors for a three year term expiring in 2017 and until their successors are duly elected and qualify. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement. Directors who are not interested persons are referred to in the Proxy Statement as “Independent Directors.”

It is the intention of the persons named on the enclosed proxy card to vote for the nominees listed below for a three-year term. The Board of Directors of the Fund knows of no reason why a nominee would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend. None of the current Directors, with the exception of Mr. José Luis Gómez Pimienta, is an “interested person” of the Fund as defined in the 1940 Act. The names of the Fund’s nominees for election as Directors and each other Director of the Fund, their addresses, ages and principal occupations during the past five years and other directorships held by the nominee or Director are provided in the tables below. Information is provided as of December 31, 2013.

Nominees

Independent Directors/Nominees

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation for Past Five Years and Other Directorships	Other Directorships Held by Director or Nominee for Director†

Emilio Carrillo Gamboa+ Campos Eliseos 400, Piso 16 Col. Lomas De Chapultepec 11000 Mexico, D.F. Age: 76	Class III Director	Term expires 2014; Director 1981-1987 and since 2002.

Mr. Carrillo Gamboa

served as a director of the

Fund from inception of the

Fund in 1981 to 1987. He

resigned as director in

1987 to become Mexico’s

Ambassador to Canada, and was reelected as a

Director of the Fund in

2002.

Mr. Carrillo Gamboa is a prominent lawyer in Mexico with extensive business experience and has been a partner of the Bufete Carrillo Gamboa, S.C. law firm since 1989.

He has also served or currently serves on the boards of many Mexican and U.S. companies.

Director, Southern Copper Corporation (copper mining).

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation for Past Five Years and Other Directorships	Other Directorships Held by Director or Nominee for Director†

Jonathan Davis Arzac+ Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. Age: 61	Class III Director	Term expires 2014; Director since 2011.

From December 2000 to December 2006, Mr. Davis served as President of Mexico’s National Banking and Securities Commission. Since May 2010, Mr. Davis has also served as Chairman of the Macquarie Mexican Infrastructure Fund, a peso-denominated fund focused solely on investment opportunities in Mexican infrastructure projects.

Since 2009, Mr. Davis has also been retained by the Audit Committee of Vitro S.A.B. de C.V. as an advisor, to serve as an experto financiero to the Committee (defined under Mexican law as an individual with broad experience as an external auditor, accountant, CFO, controller, or similar experience). He has also served or currently serves on the boards of several Mexican companies.

None.

*	There are no other funds in the Fund Complex.

+	Audit Committee, Contract Review Committee, and Nominating and Corporate Governance Committee member. Member or alternate member of the Valuation Committee.

†	The directorships required to be reported under this column are those held in a company with a class of securities (1) registered pursuant to Section 12 of the Exchange Act, (2) subject to the reporting requirements of Section 15(d) of the Exchange Act, or (3) registered as an investment company under the 1940 Act.

Other Directors

The balance of the current Directors consists of two Class I Directors and three Class II Directors, none of whom is a nominee for election at the Meeting and all of whom will continue in office after the Meeting for the terms shown below. The Board of Directors currently maintains a composition of at least seventy-five (75) percent Directors who are not “interested persons” of the Fund (“Independent Directors”), thereby exceeding the 1940 Act requirement that a majority of the Directors be Independent Directors. The Chairman of the Board, Mr. Carrillo Gamboa, is also an Independent Director. The remaining Directors are as follows:

Interested Director

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation for Past Five Years and Other Directorships	Other Directorships Held by Director or Nominee for Director†

José Luis Gómez Pimienta**+ Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 74	President of the Fund; Class II Director	Term expires 2016; Director since 1989.	Mr. Gómez Pimienta has over three decades of experience investing in the Mexican securities market. He has been the President of the Fund since its inception and has also served as a Director since 1989. Mr. Gómez Pimienta has been Chairman of the Board of the Fund’s investment adviser, Impulsora del Fondo México, S.C., since 1987 and Chief Executive Officer since inception.	None.

*	There are no other funds in the Fund Complex.

**	Director is an “interested person” (as defined in the 1940 Act). Mr. Gómez Pimienta is deemed to be an interested director by reason of his affiliation with the Investment Adviser.

+	Alternate member of the Valuation Committee.

†	The directorships required to be reported under this column are those held in a company with a class of securities (1) registered pursuant to Section 12 of the Exchange Act, (2) subject to the reporting requirements of Section 15(d) of the Exchange Act, or (3) registered as an investment company under the 1940 Act.

Independent Directors

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation for Past Five Years and Other Directorships	Other Directorships Held by Director †

Claudio X. González+ c/o Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 79	Class II Director	Term expires 2016; Director since 1981.	Mr. González was President of the Business Coordinating Council of Mexico. He has served as Chairman of the Board (from March 1973 to the present) and Chief Executive Officer (from March 1973 to March 2007) of Kimberly-Clark de México S.A. de C.V., a consumer products company. Mr. González has served on the boards of directors of several prominent U.S. and Mexican companies.	None.

Edward P. Djerejian+ 2027 Sunset Boulevard Houston, Texas 77005 Age: 74	Class II Director	Term expires 2016, Director since 2013.	Amb. Djerejian is a Founding Director of the James A. Baker III Institute for Public Policy at Rice University since August, 1994. He currently serves as Chairman of the Board of Occidental Petroleum Co.	Director, Occidental Petroleum Co. (energy).

Marc J. Shapiro+ 707 Travis, 11th Floor Houston, TX 77002 Age: 66	Class I Director	Term expires 2015; Director since 2006.	Since 2003, Mr. Shapiro has served as Non-Executive Chairman of Chase Bank of Texas. Prior to that time, he was Vice Chairman of JPMorgan Chase (banking and financial services).	Director, Kimberly-Clark Corporation (consumer goods); Director, Weingarten Realty Investors (real estate investment).

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation for Past Five Years and Other Directorships	Other Directorships Held by Director †

Jaime Serra Puche+ Edificio Plaza Prolongación Paseo de la Reforma 600-103 Santa Fe Peña Blanca 01210 México, D.F. México Age: 62	Class I Director	Term expires 2015; Director since 1997.

Dr. Serra is a Senior Partner of the law and economics consulting firm SAI Consultores, S.C.

Dr. Serra is a former Secretary of Finance for Mexico and he was the minister in charge of negotiations for NAFTA and trade agreements between Mexico and Chile, Bolivia, Venezuela, Colombia and Costa Rica on behalf of the Mexican government. Formerly, Dr. Serra has served as a Visiting Professor at Princeton University, Stanford University and New York University. He was also Secretary of Trade and Industry (Mexico) and a Distinguished Visiting Associate at the Carnegie Endowment for International Peace. He has a Ph.D. in economics from Yale University.

Dr. Serra also serves as Co-Chairman of the President’s Council on International Activities of Yale University.

Director, Vitro, S.A. de C.V. (glass manufacturer); Director, Tenaris (tube producer); Director, Alpek (petrochemical company)

*	There are no other funds in the Fund Complex.

+	Audit Committee, Contract Review Committee, and Nominating and Corporate Governance Committee member. Member or alternate member of the Valuation Committee.

†	The directorships required to be reported under this column are those held in a company with a class of securities (1) registered pursuant to Section 12 of the Exchange Act, (2) subject to the reporting requirements of Section 15(d) of the Exchange Act, or (3) registered as an investment company under the 1940 Act.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES TO THE FUND’S BOARD OF DIRECTORS.

In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion, as of the date of this Proxy Statement, that each person listed below is qualified to serve as a Director in light of the Fund’s business and structure. The disclosure below regarding the current Directors is not intended to state or imply that any Director has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Director with respect to the Fund, either as compared to the other Directors or to board members of other mutual funds generally.

Current Directors

Mr. Carrillo Gamboa. Mr. Carrillo Gamboa served as a Director of the Fund for six years following its inception and since 2002, and also serves as the Chairman of the Board. He is a prominent lawyer in Mexico with extensive business experience, and has been a partner of the Bufete Carrillo Gamboa, S.C. law firm since 1989. He has also served or currently serves on the boards of many Mexican charitable organizations. Mr. Carrillo Gamboa’s substantial legal and business experience qualify him as a Director of the Fund.

Dr. Serra. Dr. Serra has served as a Director of the Fund since 1997, and also serves as chairman of the Fund’s Contract Review Committee. He currently serves as a Senior Partner of the law and economics consulting firm SAI Consultores, S.C. He previously served as a former Secretary of Finance for Mexico, in charge of negotiations for NAFTA and trade agreements between Mexico and Chile, Bolivia, Venezuela, Colombia and Costa Rica; as Secretary of Trade and Industry (Mexico); as a Visiting Professor at Princeton, Stanford, and New York Universities; and as a Distinguished Visiting Associate at the Carnegie Endowment for International Peace. Dr. Serra also serves as Co-Chairman of the President’s Counsel on International Activities at Yale University. Dr. Serra’s background as an economist, as well as his government service, qualify him as a Director of the Fund.

Mr. Shapiro. Mr. Shapiro has served as a Director of the Fund since 2006, and also serves as chairman of the Fund’s Audit Committee. He currently serves as Non-Executive Chairman of Chase Bank of Texas. He previously served as Vice Chairman of JPMorgan Chase from 1997 to 2003. He has over twenty years of experience in the financial services industry. The depth of Mr. Shapiro’s financial and managerial background qualifies him as a Director of the Fund.

Mr. González. Mr. González has served as a Director of the Fund since its inception in 1981, and also serves as chairman of the Fund’s Nominating and Corporate Governance Committee. He currently serves as Chairman of the Board of Kimberly-Clark de México S.A.B. de C.V., a consumer products company, and previously served as Chief Executive Officer from March 1973 to March 2007. He also holds positions as a director emeritus of the board of General Electric Co. He serves currently as Chairman of the Mexican Business Council. Mr. González’s broad business experience qualifies him as a Director of the Fund.

Mr. Gómez Pimienta. Mr. Gómez Pimienta has served as a Director of the Fund since 1989, and as President of the Fund since its inception. He has over three decades of experience investing in the Mexican securities market. Mr. Gómez Pimienta has been Chairman of the Board of the Fund’s investment adviser, Impulsora del Fondo México, S.C., since 1987, and Chief Executive Officer since inception. He served on the Board of Directors of the Bolsa Mexicana de Valores from April 1997 to April 2008. Mr. Gómez Pimienta’s extensive investment management experience and oversight of Fund operations qualify him as a Director of the Fund.

Mr. Davis. Mr. Davis has served as a Director of the Fund since 2011 and also serves as Chairman of the Fund’s Valuation Committee. He currently serves as Chairman of the Macquarie Mexican Infrastructure Fund, an unlisted, peso-denominated fund focused solely on investment opportunities in Mexican infrastructure projects.

He has also been retained by the Audit Committee of Vitro S.A.B. de C.V. as an advisor, to serve as an experto financiero to the Committee (defined under Mexican law as an individual with broad experience as an external auditor, accountant, CFO, controller, or similar experience). Mr. Davis previously served as President of Mexico’s National Banking and Securities Commission from December 2000 to December 2006. He has also served or currently serves on the boards of some Mexican companies. Mr. Davis’ regulatory and public service background qualify him as a Director of the Fund.

Ambassador Djerejian. Amb. Edward Djerejian currently serves as the Founding Director of the James A. Baker III Institute for Public Policy at Rice University, which he founded in 1994. He also serves as Chairman of the Board of Occidental Petroleum Co. Amb. Djerejian previously served as U.S. ambassador to Israel from 1993 to 1994; as assistant secretary of state for Near Eastern affairs from 1991 to 1993; and as U.S. ambassador to the Syrian Arab Republic from 1988 to 1991. From 1985 to 1986, he served as deputy press secretary for foreign affairs in the White House. He has also served or currently serves on the boards of several U.S. public and non-profit organizations. Amb. Djerejian’s public policy and government service background qualify him as a Director of the Fund.

Board Structure and Leadership

The Board of Directors oversees the business and affairs of the Fund, including oversight of certain aspects of the services that the Adviser and the Fund’s other service providers provide to the Fund. Subject to the provisions of the Fund’s Articles of Incorporation, its By-Laws and Maryland law, the Directors shall have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.

The Board of Directors holds regularly scheduled in-person meetings on a quarterly basis and other special in person and telephonic meetings on an as-needed basis. There are seven Directors, six of whom are considered not to be “interested persons” of the Fund (“Independent Directors”) in accordance with 1940 Act and rules adopted by the SEC thereunder. The Board of Directors has appointed an Independent Director to serve as Chairman of the Board, whose primary role is to set the agendas of all regular and special Board meetings, to assist in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board, and to preside over all Board meetings. In between meetings, the Chairman is responsible for communicating with other Directors, Fund officers, and personnel of the Adviser and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Fund and its operations. The Independent Directors also regularly convene executive sessions without the presence of management.

As discussed further below, the Board of Directors has established various Committees through which the Directors focus on matters relating to particular aspects of the Fund’s operations, such as Fund audits and financial reporting, nominations of Directors and officers, and the valuation of portfolio investments. The Directors routinely review the effectiveness of the Committee structure and each Committee’s responsibilities and membership.

The Directors believe that the Board’s leadership and committee structure is appropriate in light of the nature and size of the Fund, because among other things, it fosters strong communication between the Board, its individual members, the Adviser and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Fund. In addition, the Committees support and promote the Independent Directors in their oversight of all aspects of the Fund’s operations and their independent review of proposals made by the Adviser.

Risk Oversight

While responsibility for most day-to-day Fund operations, including certain risk management functions addressed in policies and procedures relating to the Fund, resides with the Adviser and other service providers selected by the Directors, the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise a risk oversight function through regular and ad hoc Board and Committee meetings during which the Board and its Committees meet with representatives of the Adviser and other key service providers. The Board also periodically receives reports regarding Fund and other service provider policies and procedures, and reviews and approves changes to Fund policies and procedures. The Audit Committee also meets regularly with the Fund’s independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. The Board and Committees regularly require senior management of the Adviser and senior officers of the Fund to report to the Board and the Committees on a variety of other risk areas relating to the Fund, including, without limitation, investment risks, liquidity risks, valuation risks and operational risks, as well as more general business risks. In addition, the Board has engaged independent counsel to the Independent Directors and consults with such counsel both during and between meetings of the Board and the Committees.

The Board also meets regularly with the Fund’s Chief Compliance Officer (“CCO”), who reports directly to the Board. The CCO has responsibility for testing the compliance procedures of the Fund and its service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Fund’s compliance program. In order to maintain a robust risk management and compliance program for the Fund, the Board and its Committees also regularly review and approve, as necessary, the Fund’s compliance policies and procedures and updates to these procedures, as well as review and approve the compliance policies and procedures of the Fund’s service providers to the extent that those policies and procedures relate to the operations of the Fund. In addition to the meetings with various parties to oversee the risk management of the Fund, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

Fund Committees

Current Committees and Members

The Fund has a standing Audit Committee, Valuation Committee, Contract Review Committee and a Nominating and Corporate Governance Committee. The Audit Committee, Contract Review Committee and Nominating and Corporate Governance Committee are composed entirely of Directors who are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act and who are “independent” as defined in the New York Stock Exchange listing standards. All Directors are members, or alternate members, of the Valuation Committee.

Audit and Valuation Committees

The Audit Committee is responsible for the selection and engagement of the Fund’s independent public accountants (subject to ratification by the Board of Directors), pre-approves and reviews both the audit and non-audit work of the Fund’s independent public accountants, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of the Fund’s Audit Committee are Messrs. Carrillo Gamboa, Davis, González, Djerejian, Serra and Shapiro. Mr. Shapiro is the Chairman of the Audit Committee and the Committee’s Audit Committee Financial Expert.

The Valuation Committee oversees the implementation of the Fund’s Pricing and Valuation Procedures and the activities of the Fund’s Pricing Committee. The Board of Directors has delegated to the Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets in connection with “significant events,” as described in the procedures adopted by the Board of Directors. The members of the Fund’s Valuation Committee are Messrs. Davis, González, Serra and Shapiro. The Alternate Members of the Fund’s Valuation Committee are Messrs. Carrillo Gamboa, Gómez Pimienta and Djerejian. Mr. Davis is the Chairman of the Valuation Committee.

The Board of Directors has adopted a Charter for each of its Audit and Valuation Committees. A copy of the Audit Committee Charter is included as an appendix to the Fund’s Proxy Statement.

Contract Review Committee

The Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, renewal or amendment of the Fund’s investment management and advisory agreement, administrative services agreement and other agreements. The members of the Fund’s Contract Review Committee are Messrs. Davis, Carrillo Gamboa, González, Djerejian, Serra and Shapiro. Dr. Serra is the Chairman of the Contract Review Committee.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

The Nominating and Corporate Governance Committee makes recommendations to the Board regarding nominations for membership on the Board of Directors. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Fund’s investment adviser and other principal service providers. The Committee periodically reviews director compensation and will recommend any appropriate changes to the Board as a group. This Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The members of the Fund’s Nominating and Corporate Governance Committee are Messrs. Davis, Carrillo Gamboa, González, Djerejian, Serra and Shapiro. Mr. González is the Chairman of the Nominating and Corporate Governance Committee.

The Committee will consider potential director candidates recommended by Fund stockholders provided that the proposed candidates satisfy the director qualification requirements provided in the Fund’s Bylaws; are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act; and are “independent” as defined in the New York Stock Exchange listing standards.

Potential director nominees recommended by stockholders must satisfy the following requirements:

(a) The nominee may not be the nominating stockholder, a member of the nominating stockholder group, or a member of the immediate family of the nominating stockholder or any member of the nominating stockholder group;

(b) Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating stockholder entity or entity in a nominating stockholder group;

(c) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating stockholder or any member of a nominating stockholder group;

(d) The nominee may not be an executive officer, director (or person performing similar functions) of the nominating stockholder or any member of the nominating stockholder group, or of an affiliate of the nominating stockholder or any such member of the nominating stockholder group; and

(e) The nominee may not control (as “control” is defined in the 1940 Act) the nominating stockholder or any member of the nominating stockholder group (or in the case of a holder or member that is a fund, an “interested person” of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

The nominating stockholder or stockholder group must meet the following requirements:

(a) Any stockholder or stockholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting where the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating stockholder or stockholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short;”

(b) The nominating stockholder or stockholder group must also submit a certification which provides the number of shares which the person or group has (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least 2 years.

A nominating stockholder or stockholder group may not submit more nominees than the number of Board positions open each year. As set forth in the Fund’s Bylaws, to be timely, all stockholder recommended nominee submissions must be received by the Fund not earlier than the 150th day or later than 5:00 p.m., Eastern time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the date of the preceding year’s annual meeting, notice by the stockholder must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The deadline for any stockholder recommended nominee submissions to be considered for the 2015 Annual Meeting is not later than September 15, 2014 but no earlier than August 16, 2014, as prescribed in the Fund’s Bylaws.

Stockholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the Fund’s Bylaws; (Article II, Section 10) and include, as specified in the same section of the Fund’s Bylaws:

(i) for each director candidate:

(a) the director candidate’s name, address, date of birth, business and residence addresses and nationality;

(b) whether the stockholder believes the director candidate is an “interested person” within the meaning of the 1940 Act and, if not believed to be an “interested person,” sufficient information to enable the Board, any Committee thereof, or a Fund officer to make that determination;

(c) sufficient information to enable the Nominating and Corporate Governance Committee to determine whether the director candidate meets the qualification requirements set forth in the Fund’s Bylaws;

(d) the director candidate’s written, signed and notarized statement confirming his or her consent to be named in the proxy statement and intention to serve as a director if elected;

(ii) for the proposing stockholder, each “Stockholder Associated Person” as such term is defined in the Fund’s Bylaws, and each director candidate:

(a) the class, series and number of any Fund shares owned beneficially or of record, the date on which such shares were acquired and the investment intent of such acquisition and an explicit description of each “Derivative Instrument” (as such term is defined in the Fund’s Bylaws) entered into, or to which the proposing stockholder, Stockholder Associated Person or director candidate is a party or beneficiary and the number, class and series to which such Derivative Instrument relates;

(b) the nominee holder for and number of any Fund shares, and the nominee holder for each Derivative Instrument owned beneficially but not of record and evidence establishing such indirect ownership and, if applicable, entitlement to vote such shares or Derivative Instrument;

(c) whether and the extent to which such proposing stockholder, Stockholder Associated Person or director candidate directly or indirectly (though brokers, nominees or otherwise) is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (1) manage risk or benefit from changes in the price of (i) Fund shares or (ii) any combination of securities owned by the Fund representing more than 30% by value of the Fund’s assets, as reported in the most recent schedule of investments filed by the Fund with the SEC or as the Fund otherwise makes publicly available (“Portfolio Securities”) or (2) increase or decrease the voting power of such proposing stockholder, Stockholder Associated Person or director candidate in the Fund or any affiliate thereof (or in any issuer of Portfolio Securities, as applicable) disproportionately to such person’s economic interest in Fund shares (or in Portfolio Securities, as applicable) and, if applicable, the number, class and series of shares (or Portfolio Securities, as applicable) to which such transaction, agreement, arrangement or understanding relates;

(d) any economic interest, direct or indirect (including without limitation any existing or prospective commercial, business or contractual relationship with the Fund), individually or in the aggregate, in the Fund, other than an interest arising from the ownership of Fund shares conferring no extra or special benefit not shared on a pro rata basis by all stockholders;

(iii) for the proposing stockholder, each Stockholder Associated Person with an interest or ownership described under Section (ii) above, and each director candidate:

(a) such proposing stockholder’s name, address and telephone number as they appear on the Fund’s stock ledger, and the current name, business and residence address and telephone number of such proposing stockholder, each Stockholder Associated Person and each director candidate, if different;

(b) all other information relating to such proposing stockholder, Stockholder Associated Person and director nominee that would be required to be disclosed in the solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) and all other documents, materials or information relating to such proposing stockholder, Stockholder Associated Person and director nominee that would otherwise be required in connection with any such solicitation pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934 and rules thereunder;

(c) the investment strategy or objective, if any, of such proposing stockholder and Stockholder Associated Person that is not an individual, and a copy of the most recent prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person; and

(d) to the extent known by such proposing stockholder, the name and address of any other stockholder supporting any director candidate or any other proposed of business on the date of such proposing stockholder’s notice.

The Nominating and Corporate Governance Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. The Fund’s Bylaws (Article III, Section 2(c)) provide a list of minimum qualifications for Fund directors which include expertise, experience or relationships that are relevant to the Fund’s business; educational qualifications; and interaction with business in Mexico. The Committee may recommend that the Board modify these minimum qualifications from time to time. The Committee meets at least twice annually, typically in June and December, to identify and evaluate nominees for director and makes its recommendations to the Board at the time of the Board’s December meeting. Other than compliance with the requirements mentioned above for submission of a director candidate, the Nominating and Corporate Governance Committee does not otherwise evaluate stockholder director nominees in a different manner. The standard of the Nominating and Corporate Governance Committee is to treat all equally qualified nominees in the same manner.

No nominee recommendations have been received from stockholders.

The Board of Directors has adopted charters for each of the Audit, Valuation, Contract and Nominating and Corporate Governance Committees which are available on the Fund’s website at www.themexicofund.com under “Corporate Governance.”

Board and Committee Meetings in Fiscal 2013

During the Fund’s fiscal year ended October 31, 2013, the Board held three (3) regular meetings, three (3) special telephonic meetings, two (2) Audit Committee meetings, one (1) Valuation Committee meeting, two (2) Contract Review Committee meetings, and two (2) Nominating and Corporate Governance Committee meetings. Each Director then in office attended 75% or more of the aggregate number of regular and special meetings of the Board and those Committees of which each Director is a member.

Governance principles and practices observed by the Board

The Board regularly convenes in executive session without management present, both with and without the Fund’s Chief Compliance Officer. Each Committee also convenes in executive session without management present as necessary in order to carry out Committee responsibilities. The Audit Committee regularly convenes with the Fund’s independent registered public accounting firm without management present (both with and without the Fund’s Chief Compliance Officer). The Board and the Independent Directors are advised by independent legal counsel.

The Board discusses, reviews and evaluates on a regular basis the performance of the Fund as well as actions which may contribute to reducing the Fund’s stock price discount, if any. The Board is also subject to conflicts of interest provisions in the Fund’s Code of Ethics that require Directors to be free of any relationships, interests and activities that conflict with, or appear to conflict with, the interests of the Fund.

Communications with the Board of Directors

The Fund provides a means for stockholders to communicate with the Board of Directors. Stockholders may address correspondence to the Board as a whole or individual Board members relating to the Fund via e-mail at investor-relations@themexicofund.com. The Fund’s Investor Relations Vice President will then promptly forward the correspondence to the addressee. Correspondence may also be directed via the Fund’s address, The Mexico Fund, Inc., 1900 K Street NW, Washington, DC 20006 and it will be directed to the attention of the addressee.

Director Attendance at Stockholder Meetings

Although the Fund has no formal policy regarding director attendance at stockholder meetings, typically, the Chairman of the Fund attends the Annual Meeting or another director attends if he is not available. At the convening of the Fund’s 2013 annual meeting on March 13, 2013, all directors were present.

Beneficial Ownership of Shares of the Fund

As of October 31, 2013, the Fund’s Directors and executive officers, as a group, owned 2.04% of the Fund’s outstanding shares. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors, nominees and executive officers. The percentages of beneficial ownership set forth below are based on 14,084,087 shares of Common Stock outstanding as of October 31, 2013.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Interested Director
	José Luis Gómez Pimienta	110,525	[1]	*
Independent Directors
	Jonathan Davis Arzac	3,307		*
	Emilio Carrillo Gamboa	7,358		*
	Jaime Serra	8,794		*
	Claudio X. González	128,451		*
	Edward P. Djerejian	3,250		*
	Marc J. Shapiro	24,642		*
Executive Officers Who Are Not Directors
	Alberto Osorio	2,310		*

*	Less than 1%.

[1]

This amount includes the disposition of 93,059 shares by Impulsora del Fondo Mexico, S.C., the Issuer's Investment Adviser, which may be attributable to Mr. Gómez Pimienta, as a result of Rule 16a-1(a)(2)(iii) under the Securities Exchange Act of 1934, as amended (“Exchange Act”). Mr. Gómez Pimienta is the President and Chief Executive Officer of Impulsora del Fondo Mexico, S.C. and owns directly 2.11% of its capital. Nevertheless, pursuant to Exchange Act Rule 16a-1(a)(4), Mr. Gómez Pimienta disclaims beneficial ownership.

As of October 31, 2013, the dollar range of equity securities in the Fund owned beneficially by each Director or nominee was as follows:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director or Nominee in Family of Investment Companies*
Interested Director
José Luis Gómez Pimienta	Over $100,000	Over $100,000
Independent Directors
Jonathan Davis Arzac	$50,001 - $100,000	$50,001 - $100,000
Emilio Carrillo Gamboa	Over $100,000	Over $100,000
Jaime Serra	Over $100,000	Over $100,000
Claudio X. González	Over $100,000	Over $100,000
Edward P. Djerejian	$50,001 - $100,000	$50,001 - $100,000
Marc J. Shapiro	Over $100,000	Over $100,000

*	There are no other funds in the family of investment companies.

As of October 31, 2013, none of the Independent Directors, nominees, or their immediate family members owned any shares of the Adviser or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser (as defined below).

Name of Director or Nominee	Name of Owners and Relationships to Director or Nominee	Company	Title of Class	Value of Securities	Percentage of Class
Jonathan Davis Arzac	None	None	None	None	None
Edward P. Djerejian	None	None	None	None	None
Emilio Carrillo Gamboa	None	None	None	None	None
Claudio X. González	None	None	None	None	None
Jaime Serra	None	None	None	None	None
Marc J. Shapiro	None	None	None	None	None

Compensation of Directors

Effective December 3, 2013, the Fund pays each Director, with the exception of Mr. Gómez Pimienta (who is not compensated for his services as Director), an annual retainer of $36,000. The Fund pays the Chairman of the Board an additional annual retainer of $10,000 and the Chairman of the Audit Committee an additional annual retainer of $7,500. In addition, the Fund pays each director with the exception of Mr. Gómez Pimienta $2,000 per in-person Board meeting attended. The Fund also reimburses all Directors and officers of the Fund for out-of-pocket expenses relating to attendance at meetings. In addition, each Independent Director receives $2,000 for each Committee meeting or telephonic special Board meeting attended. The aggregate amount of fees paid and expenses reimbursed to the Directors and officers for the fiscal year ended October 31, 2013 was $443,259.

The following table sets forth the aggregate compensation (not including expense reimbursements) paid by the Fund to each Director (other than Mr. Gómez Pimienta, who receives no director fees or other compensation for services as a Director of the Fund) during the fiscal year ended October 31, 2013, as well as the total compensation paid by the Fund to each Director.

Name of Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors*
Marc J. Shapiro	$57,750	None	None	$57,750
Emilio Carrillo Gamboa	$64,000	None	None	$64,000
Jonathan Davis Arzac	$54,000	None	None	$54,000
Claudio X. González	$54,000	None	None	$54,000
Edward P. Djerejian**	$36,000	None	None	$36,000
Jaime Serra	$52,000	None	None	$52,000
José Luis Gómez Pimienta	None	None	None	None
Robert L. Knauss**	$29,750	None	None	$29,750

*	There are no other funds in the Fund Complex.
**	Amb. Djerejian was elected to the Board in March 2013. Mr. Knauss retired from the Board in March 2013.

The Fund has a policy that half of the annual retainer paid by the Fund to its Directors is to be used by each Director to purchase Fund shares on the secondary market until a Director attains an ownership position valued at $100,000 based on the market value of Fund shares as of a particular date (“Retained Shares”). Directors are not required to purchase additional shares if the value of their Retained Shares declines below $100,000 due to market fluctuations. As part of the policy, Directors are to retain ownership of their Retained Shares during their tenure on the Board. Directors are permitted to buy additional Fund shares or sell any Fund shares held in excess of their Retained Shares. The Board may, from time to time, approve waivers from this policy.

Executive Officers of the Fund

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
José Luis Gómez Pimienta Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 74	President of the Fund; Class II Director	Director since 1989.	Mr. Gómez Pimienta has over three decades of experience investing in the Mexican securities market. He has been the President of the Fund since its inception and has also served as a Director since 1989. Mr. Gómez Pimienta has been Chairman of the Board of the Fund’s investment adviser, Impulsora del Fondo México, S.C., since 1987 and Chief Executive Officer since inception.
Samuel García-Cuéllar Creel, García-Cuéllar, Aiza y Enriquez, S.C. Paseo de los Tamarindos 60 – 3er piso Bosques de las Lomas 05120 México, D.F. México Age: 71	Secretary	Since 1981.	Mr. García-Cuéllar is a partner of Creel, García-Cuéllar, Aiza y Enriquez, S.C., Mexican counsel to the Fund.
Alberto Osorio Morales Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 45	Senior Vice President; Treasurer (formerly, Vice President of Finance)	Since 2008. Since 2002. From 1999 to 2002.	Mr. Osorio currently serves as Director General Adjunto (Deputy Director) of the Fund’s investment adviser, Impulsora del Fondo México, S.C. since 2008, and has been an employee of the Adviser since 1991.
Carlos H. Woodworth Ortiz Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 70	Chief Compliance Officer (formerly, Vice President of Corporate Governance) (formerly, Treasurer)	Since 2002. From 2002 to 2008. From 1992 to 2002.	Mr. Woodworth served on the Board of Directors of the Fund’s investment adviser, Impulsora del Fondo México, S.C., as well as Deputy Director of the Adviser, from 1981 to 2008.
Eduardo Solano Arroyo Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 45	Vice President of Investor Relations	Since 1997.	Mr. Solano has served as Director of Economic Research of the Fund’s investment adviser, Impulsora del Fondo México, S.C. since 1997 and has been an employee of the Adviser since 1991.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Alberto Gómez Pimienta Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 47	Vice President of Operations	Since 2009.	Alberto Gómez Pimienta served as Corporate Treasurer for Cargill, Inc. in Mexico from 2006 to 2008. Previously, Mr. Gómez Pimienta served in several positions in Mexican brokerage houses, pension fund administrators and banks. Mr. Gomez Pimienta has over 25 years of experience in the Mexican securities market.
Sander M. Bieber 1900 K Street, N.W. Washington, DC 20006 Age: 63	Assistant Secretary	Since 1989.	Partner of Dechert LLP, U.S. legal counsel to the Fund and the Independent Directors.

Compensation of Executive Officers

With the exception of the Fund’s Chief Compliance Officer (“CCO”), Mr. Carlos Woodworth, the Fund does not pay its officers for the services they provide to the Fund other than reimbursing expenses incurred in connection with Fund Board or stockholder meetings. Mr. Woodworth, who serves as CCO to the Fund and to Impulsora del Fondo México, S.C. (the “Adviser”), is partially compensated by the Fund for his services. Each of the other officers of the Fund, other than Mr. Woodworth, is solely compensated by the Adviser. Other than as described above, the Fund does not grant any options or any compensation plans to its officers.

Report of the Audit Committee; Information About the Fund’s Independent Auditor

The Audit Committee is responsible for the selection and engagement of the Fund’s independent auditors (subject to ratification by the Fund’s Board of Directors); reviews and pre-approves both the audit and non-audit work of the Fund’s independent public accountants; and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The Fund adopted an Audit Committee Charter on December 6, 1999. The Charter was last amended on December 2, 2013.

Although the members of the Audit Committee have the responsibilities set forth in the Audit Committee Charter and described above, they are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. In fulfilling their responsibilities under the Fund’s Audit Committee Charter, it is recognized that members of the Committee are entitled to rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s auditors are in fact “independent.”

The Audit Committee has (a) reviewed and discussed the audited financial statements with Fund management; (b) discussed with PricewaterhouseCoopers LLP (“PwC”) the matters required to be discussed by

Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16; and (c) received certain written disclosures and the letter from PwC required by applicable requirements of PCAOB regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended October 31, 2013. The members of the Audit Committee are Emilio Carrillo Gamboa, Jonathan Davis Arzac, Claudio X. Gónzalez, Marc J. Shapiro (Chairman and Audit Committee Financial Expert), Jaime Serra and Edward P. Djerejian.

During the fiscal years ended October 31, 2013 and October 31, 2012, the Fund incurred the following fees for services provided by PwC:

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year 2012	$131,600	$0	$24,400	$0
Fiscal Year 2013	$135,000	$0	$25,000	$32,000

All of the services described in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures which are summarized further below. The Tax Fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Fund for the years indicated. The All Other Fees for the fiscal year ended October 31, 2013 consist of fees billed in connection with the review of the Fund’s Registration Statement on Form N-2 and issuance of a comfort letter related to the Fund’s Equity Shelf Program.

There were no non-audit fees billed by PwC to the Fund’s investment adviser. In addition, PwC did not provide any non-audit services to any entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund.

The Audit Committee pre-approves all audit and non-audit services provided by PwC or any independent auditor engaged by the Fund and any non-audit or audit-related services provided to its service affiliates (at this time only the Fund’s Investment Adviser qualifies as a Service Affiliate) which have an impact on the Fund in accordance with certain pre-approval policies and procedures. Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-Audit Services include certain services that are audit-related such as consultations regarding financial accounting and reporting standards, and tax services. Certain services may not be provided by the auditor to the Fund or to the Fund’s investment adviser without jeopardizing the auditor’s independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the client’s financial statements. These types of services include bookkeeping; financial information systems design and implementation; valuation services; actuarial services; and internal audit outsourcing services.

The policies and procedures require Audit Committee approval of the engagement of the auditor for each fiscal year and approval of the engagement by a majority of the Fund’s independent directors. The policies and procedures permit the Audit Committee to pre-approve the provisions of types or categories of non-audit services for the Fund and permissible non-audit services for Service Affiliates on an annual basis at the time of the auditor’s engagement and on a project-by-project basis. At the time of the annual engagement of the Fund’s independent auditor, the Audit Committee is to receive a list of the categories of expected services with a description and an estimated budget of fees. In its pre-approval, the Audit Committee should determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the auditor and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

The Audit Committee may also appoint a Designated Member of the Committee to pre-approve non-audit services that have not been pre-approved or changes in non-audit services previously pre-approved. Any actions by the Designated Member are to be ratified by the Audit Committee by the time of its next regularly scheduled meeting. The Fund’s pre-approval procedures are reviewed annually by the Audit Committee and the Fund maintains a record of the decisions made by the Committee pursuant to the procedures.

The Board of Directors, upon recommendation of the Audit Committee, has selected PwC as independent public accountants to examine the financial statements of the Fund for the fiscal year ending October 31, 2014. Audit services performed by PwC during the most recent fiscal year included examination of the financial statements of the Fund and the review of filings with the SEC. PwC will prepare the Fund’s tax returns for the fiscal year ending October 31, 2014.

The Fund knows of no direct or indirect interest of PwC in the Fund. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their response.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES TO THE FUND’S BOARD OF DIRECTORS.

OTHER MATTERS

The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy, or their substitutes, to vote the Proxy in accordance with their best judgment.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS’ MEETING TO BE HELD ON MARCH 20, 2014

This Proxy Statement, along with the Fund’s Annual Report for the fiscal year ended October 31, 2013, are available free of charge on the Fund’s web site at www.themexicofund.com.

ADDITIONAL INFORMATION

Investment Advisory and Administrative Services

Impulsora del Fondo México, S.C. (the “Adviser”), 77 Aristóteles Street, 3rd Floor, Polanco, 11560 México D.F., México, has served as the investment adviser of the Fund from the time the Fund was established in 1981. Pursuant to the current Investment Advisory Agreement between the Fund and the Adviser, the Adviser receives a monthly advisory fee at the annual rate of 1.00% of the Fund’s average daily net assets up to and including $200 million, 0.90% of such assets between $200 million and $400 million, and 0.60% of such assets in excess of $400 million. For the fiscal year ended October 31, 2013, total advisory fees paid by the Fund to the Adviser aggregated $3,875,659 based on average net assets for the fiscal year of approximately $ 414,292,884. The Adviser is a Mexican “sociedad civil” governed by the Federal Civil Code of Mexico and was organized in 1980.

Pursuant to a Fund Services Agreement, effective April 1, 1994, which was amended and restated as of December 6, 2011, the Adviser also provides certain administrative services to the Fund, including, among other things, the determination and publication of the net asset value of the Fund, the provision of assistance to the Fund to enable the Fund to maintain its books and records in accordance with applicable United States and Mexican law and the provision of assistance to the Fund’s auditors in the preparation of tax returns. The Fund pays the Adviser a monthly fee at the annual rate of 0.11% of average daily net assets of the Fund on assets under management up to $600 million and 0.09% of average daily net assets on assets under management above

$600 million as compensation for services provided under the Fund Services Agreement with a minimum of $450,000. For the fiscal year ended October 31, 2013, total administrative fees paid by the Fund to the Adviser aggregated $462,976 based on average net assets for the fiscal year of approximately $414,292,884.

Services Provided by Sales Agent Under Equity Shelf Program

UBS Securities LLC (“UBS”), located at 299 Park Avenue, New York, New York 10171, currently serves as sales agent with respect to the Fund’s Equity Shelf Program, under which the Fund offers additional Fund shares in at-the-market offerings from time to time through UBS as its sales agent or to UBS as principal.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Securities Exchange Act”), and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s officers and Directors, Adviser, affiliates of the Adviser, and persons who beneficially own more than ten percent of a registered class of the Fund’s securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the New York Stock Exchange. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it and written representations of certain Reporting Persons, the Fund believes that during fiscal year 2013, its Reporting Persons complied with all applicable filing requirements. During fiscal year 2013, one Director completed two late Form 4 filings with respect to three transactions in Fund shares. The late filings were promptly remedied.

Corporate Governance

The Fund is a Maryland corporation subject to the provisions of the Maryland General Corporation Law. The Fund’s day-to-day operations and the requirements as to the place and time, conduct, and voting, at a meeting of the stockholders are governed by the Fund’s charter and bylaws, the provisions of the Maryland General Corporation Law, and the provisions of the 1940 Act. Any stockholder who would like a copy of the Fund’s charter or bylaws may obtain a copy from the SEC via e-mail at publicinfo@sec.gov, or from the Fund via e-mail at investor-relations@themexicofund.com. The charter and bylaws are also available on the Fund’s website at www.themexicofund.com under “Corporate Governance”.

SOLICITATION OF PROXIES; EXPENSES

The solicitation of proxies will be primarily by mail. In order to obtain the necessary quorum and stockholder participation at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph, or personal interview by regular employees of the Adviser, officers or agents of the Fund, or AST Fund Solutions, a proxy solicitation firm. Authorization to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Fund believes are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

If a stockholder wishes to participate in the Meeting, but does not wish to authorize a proxy by telephone or internet, such stockholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a stockholder, whether in writing, by telephone or via the internet, is revocable. A stockholder may revoke the accompanying proxy or a proxy given telephonically or via the internet at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving notice to the Fund addressed to American Stock Transfer and Trust Company, LLC. at 6201 15th Avenue Brooklyn, NY 11219, Attn: Proxy Department, or by attending the Meeting and voting in person.

The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. AST Fund Solutions has been engaged by the Adviser to assist in the distribution and solicitation of proxies. The anticipated cost of AST Fund Solutions’ services, which will be borne by the Adviser and not by the Fund or its stockholders, is approximately $30,000 – $50,000, plus reasonable out-of-pocket expenses.

VOTE REQUIRED

The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund is required to constitute a quorum at the Meeting. Approval of a New Investment Advisory Agreement (Proposal 1) will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which means the vote of 67% or more of the shares of the Fund that are present at the Meeting, if the holders of more than 50% of such outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund’s outstanding shares, whichever is less. Election of Directors (Proposal 2) will require the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote at the Meeting.

STOCKHOLDER PROPOSALS

If a stockholder intends to present a proposal at the 2015 Annual Meeting of Stockholders of the Fund and desires to have the proposal included in the Fund’s Proxy Statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by September 15, 2014 for consideration by the Fund.

Stockholders wishing to present proposals at the 2015 Annual Meeting of Stockholders of the Fund not to be included in the Fund’s proxy materials should send written notice to the Secretary of the Fund of such proposals, which notice should be received by the Secretary of the Fund by September 15, 2014 but no earlier than August 16, 2014 in the form prescribed in the Fund’s Bylaws.

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS ALSO MAY AUTHORIZE THE PROXY VOTE BY TELEPHONE OR INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

By Order of the Board of Directors,

Samuel García-Cuéllar

Secretary

Dated: January 13, 2014

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

THE MEXICO FUND, INC.

This Investment Advisory Agreement is made as of [            ], 2014 (“Agreement”) between THE MEXICO FUND, INC., a Maryland corporation (the “Corporation”), and IMPULSORA DEL FONDO MEXICO, SC, a Mexican civil society having its principal office in Mexico City, Mexico (the “Adviser”).

WHEREAS, the Corporation is registered with the United States Securities and Exchange Commission (“SEC”) as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Corporation’s investment objective is long-term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange; and

WHEREAS, the Corporation desires to retain the Adviser to furnish investment advisory services for the Corporation and the Adviser is willing to furnish such services; and

WHEREAS, this Agreement was approved by a majority of the outstanding voting securities of the Corporation in accordance with the 1940 Act on [            ], 2014;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties as follows:

1. Appointment of the Adviser. The Corporation appoints the Adviser to act as investment adviser to the Corporation for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation provided.

2. Investment Advisory Services. The Adviser undertakes and agrees:

(a) to manage the investment and reinvestment of the assets of the Corporation, and to make available to the Corporation any necessary research and statistical data in connection therewith;

(b) to review, supervise and administer the investment program of the Corporation;

(c) to determine in its discretion the securities to be purchased or sold and the portion of the Fund’s assets to be held uninvested;

(d) to provide the Corporation with records concerning the Adviser’s activities which the Corporation is required to maintain;

(e) to supervise the selection of the brokers or dealers to carry out portfolio transactions for the Corporation;

(f) to give instructions to the custodian or sub-custodian of the Corporation appointed by the Board of Directors, as to deliveries of securities, transfer of currencies or payments of cash for the account of the Corporation, in relation to the matters contemplated by this Agreement;

(g) to render regular reports to the Corporation’s officers and Board of Directors concerning the Adviser’s discharge of the foregoing responsibilities; and

(h) to take, on behalf of the Corporation, all actions which appear to the Corporation necessary to effect the purchase and sale of securities for the Corporation and the supervisory functions listed above, including the placing of orders for the purchase and sale of securities for the Corporation.

The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Directors of the Corporation, and in compliance with the provisions of this Agreement, the Articles of Incorporation and By-Laws of the Corporation, each as amended or restated from time to time, and the Corporation’s stated investment objectives, policies and limitations.

3. Compensation. As compensation for the services rendered and the expenses borne by the Adviser pursuant to this Agreement, the Corporation agrees to pay to the Adviser a fee, computed at the end of each calendar month, as set forth in Schedule A attached to this Agreement, as it may be amended from time to time in accordance with Section 8 below.

4. Expenses. The Adviser shall bear all expenses incurred by it in connection with its duties and activities under this Agreement. The Adviser further agrees to pay all salaries, fees, and expenses of the Corporation’s directors and officers who are employees, officers, or directors of the Adviser, except for those expenses incurred in connection with the Corporation’s Board of Directors’ or shareholders’ meetings which are reimbursed by the Corporation under the Corporation’s Reimbursement Policy. The Corporation will bear all of its other expenses including expenses of organizing the Corporation; fees and expenses of the Corporation’s directors who are not employees, officers, or directors of the Adviser; interest expense; taxes and governmental fees; brokerage commissions and other expense incurred in acquiring or disposing of the Corporation’s portfolio securities; expenses of preparing stock certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Corporation; expenses of registering and qualifying the Corporation’s shares for sale with the SEC and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of the Corporation’s shares; and the expenses of shareholders’ meetings and of the preparation and distribution of reports to shareholders.

5. Compliance. The Adviser shall comply with any and all provisions of the 1940 Act and the Advisers Act, and all provisions of any rules, regulations and orders of the SEC which are now or may, from time to time, be applicable to the Adviser and to its directors, officers, employees and interested persons (as such term is defined in the 1940 Act), and to comply with any and all provisions of the Mexican securities laws, as well as with any rules, regulations and orders promulgated thereunder which are now or may, from time to time, be applicable to the Adviser and to its directors, officers and employees. The Adviser shall assist the Corporation in qualifying as a regulated investment company under the Internal Revenue Code and any and all applicable regulations of the Internal Revenue Service promulgated thereunder.

6. Duration and Termination. This Agreement shall become effective as of the date hereof, shall continue in effect through [            ], and, thereafter, if not sooner terminated, shall continue in effect from year to year, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Corporation’s Board of Directors who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either (a) the vote of a majority of the outstanding voting securities of the Corporation (as such term is defined in the 1940 Act), or (b) a majority of the Corporation’s Board of Directors as a whole. Notwithstanding the foregoing, this Agreement may be terminated at any time by the Corporation, without the payment of any penalty, upon vote of a majority of the Corporation’s Board of Directors or a majority of the outstanding voting securities of the Corporation, or by the Adviser, on sixty days’ written notice to the other party.

7. Assignment. This Agreement shall automatically terminate in the event of its assignment (as such term is defined in the 1940 Act).

8. Amendments. This Agreement may be amended only with the approval by the affirmative vote of a majority of the Corporation’s Board of Directors as a whole and a majority of the Corporation’s Board of Directors who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment. Such an amendment shall require the affirmative vote of a majority of the outstanding voting securities of the Corporation (as such term is defined in the 1940 Act), to the extent required by the 1940 Act and the rules thereunder.

9. Short Sales of the Corporation’s Stock. The Adviser agrees that it will not make a short sale of any capital stock of the Corporation or purchase any share of capital stock of the Corporation otherwise than for investment.

10. Liability of the Adviser. The Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Adviser nor its shareholders, officers, directors, employees or agents shall be subject to, and the Corporation shall indemnify and hold such persons harmless from and against, any liability for and any damages, expenses or losses incurred in connection with any act or omission in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of reckless disregard of the Adviser’s obligations and duties under this Agreement.

11. Prior Agreements. This Agreement supersedes all prior agreements between the parties relating to the subject matter hereof, and all such prior agreements are deemed terminated upon the effectiveness of this Agreement.

12. Services Not Exclusive. It is understood that the services of the Adviser are not deemed to be exclusive, and nothing in this Agreement shall prevent the Adviser, or any affiliate thereof, from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the Corporation) or from engaging in other activities. When other clients of the Adviser desire to purchase or sell a security at the same time such security is purchased for the Corporation, it is understood that such purchases and sales will be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each client.

13.	Miscellaneous

(a) This Agreement shall be construed in accordance with the laws of the State of Maryland, provided that nothing herein shall be construed as being inconsistent with the 1940 Act, the Advisers Act, applicable Mexican securities laws, and any rules, regulations and orders of the SEC.

(b) The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(c) If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(d) Nothing herein shall be construed as constituting the Adviser an agent of the Corporation.

(signature page follows)

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

THE MEXICO FUND, INC.

By:
Emilio Carrillo Gamboa
Chairman of the Board of Directors

IMPULSORA DEL FONDO MEXICO, SC

By:
José Luis Gómez Pimienta
President and Chief Executive Officer

SCHEDULE A

Fee Schedule

1.	First twelve (12) months of operation:

During the first twelve (12) months after this Agreement has entered into force, as compensation for the investment advisory services to be rendered by the Adviser to the Corporation, the Corporation will pay the Adviser an advisory fee on the basis of the average daily value of the net assets of the Corporation (as translated into dollars) for such month, at the annual rate of 1.00% of average daily net assets up to and including $200 million; 0.90% of such assets in excess of $200 million and up to and including $400 million; 0.80% of such assets in excess of $400 million and up to and including $600 million; 0.70% of such assets in excess of $600 million and up to and including $800 million; and 0.60% of such assets in excess of $800 million (the “Base Fee”).

The fee shall be based on the average daily value of the net assets of the Corporation for any period less than a full month during which this Agreement is in effect and shall be prorated according to the proportion which such period bears to a full month. Each fee payment shall be made within fifteen (15) days after the end of each month.

The average daily value of the Corporation’s net assets shall be determined on the basis of the value of all assets held for the account of the Corporation each business day as of the close of business on the Mexican Stock Exchange (the “Exchange”). The method of establishing such value shall be as set forth in the Corporation’s Pricing and Valuation Procedures, as they may be amended from time to time.

2.	Beginning in the 13th month of operation:

Performance Adjustment. The Base Fee is calculated daily and paid monthly. The Base Fee will be adjusted proportionately upward or downward each day based upon the investment performance of the Corporation calculated over a rolling 12-month performance period (the “Performance Period”) in accordance with Rule 205-1(a) under the Advisers Act (the “Investment Performance”) relative to the investment record of the Fund’s performance index (the “Index”) over the same Performance Period calculated in accordance with Rule 205-1(b) under the Advisers Act. The Index of the Corporation initially designated by the Board is the Morgan Stanley Capital International Mexico Index. A performance adjustment factor is applied to the average net assets of the Fund over the Performance Period each day a daily fee is calculated. The resulting dollar figure will be added to or subtracted from the Base Fee depending on whether the Fund experienced better or worse performance than the Index.

In the event that the MSCI Mexico Index is materially modified, disrupted or terminated, or the Board determines that another securities index is a more appropriate measure of performance of equity securities listed on the Mexican Stock Exchange, the Board shall, by a vote of the Directors voting in person, including a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, replace the MSCI Mexico Index with another index or other measure of performance of equity securities listed on the Mexican Stock Exchange, which computes the value and performance of such securities, using the same or a substantially similar method of calculation as used in the calculation of the MSCI Mexico Index. In such event, after ten days’ written notice to the Investment Adviser, a successor index may be substituted for the Index in calculating the Performance Adjustment. It is acknowledged that a change in the performance index may alter the subsequent return of the index measure, but performance prior to the change in the performance index will continue to be based on the former performance index.

The performance adjustment factor shall be equal to 0.025% per percentage point that the Investment Performance of the Corporation exceeds the Investment Record of the Index by 2 percentage points during the trailing 12-month period ending on the last business day of the prior month and 0.025% per percentage point that the Investment Performance of the Corporation trails the Investment Record of the Index by 2 percentage points during the trailing 12-month period ending on the last business day of the prior month. The maximum performance adjustment factor is 0.20%. Accordingly, if the Investment Performance of the Corporation exceeds or trails the Investment Record of the Index by 10 percentage points during the trailing 12-month period ending on the last business day of the prior month, the performance factor for the month following that 12-month period will be 0.20%.

The following table illustrates the method used to calculate the Corporation’s performance adjustment factor and corresponding advisory fees at different levels of Investment Performance against the Investment Record of the Index, assuming the Corporation’s assets remain constant at $400 million over the Performance Period:

Percentage point Difference between Investment Performance and Investment Record	Performance Adjustment Factor from Base Fee	Effective Fee, as adjusted, on an Annualized Basis
+10	+0.200	1.150%
+9	+0.175	1.125%
+8	+0.150	1.100%
+7	+0.125	1.075%
+6	+0.100	1.050%
+5	+0.075	1.025%
+4	+0.050	1.00%
+3	+0.025	0.975%
+/-2	0.00	0.950%
-3	-0.025	0.925%
-4	-0.050	0.900%
-5	-0.075	0.875%
-6	-0.100	0.850%
-7	-0.125	0.825%
-8	-0.150	0.800%
-9	-0.175	0.775%
-10	-0.200	0.750%

1                    ¾

THE MEXICO FUND, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting of Stockholders — March 20, 2014

The undersigned stockholder of The Mexico Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Marc J. Shapiro and Sander M. Bieber, or any of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held in the John Jacob Boardroom on the Mezzanine Level of The St. Regis Houston Hotel, 1919 Briar Oaks Lane, Houston, TX 77027, on March 20, 2014 at 9:30 a.m. (Central time), and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting.

(Continued and to be signed on the reverse side)

COMMENTS:

¾	14475 ¾

ANNUAL MEETING OF STOCKHOLDERS OF

THE MEXICO FUND, INC.

March 20, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at www.themexicofund.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

”  Please detach along perforated line and mail in the envelope provided.  ”

¢    20230000000000000000     0                                                                                                               032014

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND’S STOCKHOLDERS VOTE “FOR”

PROPOSAL 1 AND 2, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

II.	Election of the following two nominees to serve as Class III Directors for three-year terms and until their successors are duly elected and qualify:
NOMINEES:
☐	FOR ALL NOMINEES	¡	Emilio Carrillo Gamboa
		¡	Jonathan Davis Arzac
☐	WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

	FOR	AGAINST	ABSTAIN
I. Approval of a new investment advisory agreement:	☐	☐	☐

Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” Proposal 1 and “FOR” Proposal 2. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	¢

ANNUAL MEETING OF STOCKHOLDERS OF

THE MEXICO FUND, INC.

March 20, 2014

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.themexicofund.com

”  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  ”

¢    20230000000000000000     0                                                                                                                   032014

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND’S STOCKHOLDERS VOTE “FOR”

PROPOSALS 1 AND 2, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

II.	Election of the following two nominees to serve as Class III Directors for three-year terms and until their successors are duly elected and qualify:
NOMINEES:
☐	FOR ALL NOMINEES	¡	Emilio Carrillo Gamboa
		¡	Jonathan Davis Arzac
☐	WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

	FOR	AGAINST	ABSTAIN
I. Approval of a new investment advisory agreement:	☐	☐	☐

Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” Proposal 1 and “FOR” Proposal 2. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	¢